                                                                 Exhibit 10.2(F)



                                                            --------------------
                                                            |  EXECUTION COPY  |
                                                            --------------------


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated December 29, 2006, among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-J Trust (the "Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2006-J Trust, and Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), a federally chartered savings bank ("WMB");

     WHEREAS, pursuant to (i) that certain Mortgage Loan Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, by and among Washington Mutual Bank fsb ("WMB fsb"), WMB and the Assignor (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as
purchaser (as amended by (a) that certain Master Assignment, Assumption and Recognition Agreement (the "MAAR") dated as of July 1, 2004, by and among BAMCC, the Assignor and WMB and (b) that certain Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among WMB fsb, WMB and the Assignor) (the "Purchase Agreement"), (ii) the Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between the Assignor and WMB, as servicer (the "Servicer") (as amended by (a) the MAAR and (b) that certain Regulation AB Amendment to the Servicing Agreement, dated as of January 1, 2006, by and between WMB and the Assignor) (the "Servicing Agreement") and (iii) that certain Term Sheet, dated as of November 21, 2006, by and between the Assignor and WMB (the "Term Sheet" and together with the Purchase Agreement and the Servicing Agreement, the "Underlying Agreements"), each of which is attached in Appendix I hereto, the Assignor purchased the mortgage loans listed on Exhibit A-1 attached hereto (the "WMB Mortgage Loans") from WMB on a servicing-retained basis and WMB currently services the Mortgage Loans;

     WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement (the "Goldman AAR"), dated November 24, 2006, among WMB, the Assignor and Goldman Sachs Mortgage Company ("Goldman"), which is attached in Appendix II hereto, the Assignor purchased the mortgage loans listed on Exhibit A-2 attached hereto (the "Goldman Mortgage Loans" and together with the WMB Mortgage Loans, the "Mortgage Loans") from Goldman and WMB currently services the Goldman Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (in such capacity, the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under (a) the Mortgage Loans and (b) all rights and obligations under the Underlying Agreements to the extent related to the Mortgage Loans; provided that, other than as set forth in Section 8(c) herein with respect to the Servicing Fee Rate, the Goldman Mortgage Loans shall be deemed for all purposes to have been purchased by the Assignor from WMB pursuant to the Underlying Agreements.

         The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase Agreement and the Servicing Agreement other than the Mortgage Loans.

         The Assignee assumes all of the interests and rights of the Assignor under the Underlying Agreements solely with respect to the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, WMB and the Assignee that, as of the date hereof:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of the interests, rights and obligations under the Underlying Agreements as they relate to the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to WMB with respect to the Underlying Agreements or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Agreements or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, WMB shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records and (ii) recognize the Assignee as the owner of the Mortgage Loans. WMB acknowledges that the Assignee intends to make a REMIC election with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement. The Master Servicer shall be authorized to enforce directly against the Servicer any of the obligations of the Servicer to the Assignor or its assignees provided for in the Servicing Agreement, other than the indemnification obligations of the Servicer to the Assignor only.

     4. The Servicer hereby agrees to service the Mortgage Loans in accordance with the terms of the Servicing Agreement, as modified by Section 8 herein, for the benefit of the Assignee. All remittances by the Servicer shall be made to the account or accounts designated by the Master Servicer to the Servicer in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO:
BAFC 2006-J # 50971800.

     5. WMB hereby represents and warrants severally and not jointly to each of the other parties hereto (i) that the representations and warranties of WMB in
Section 3.2 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that WMB has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     6. In accordance with Section 2.1 of the Purchase Agreement, the Assignor hereby instructs WMB, and WMB hereby agrees as the custodian, to release from its custody and deliver the Collateral File (as defined in the Purchase Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 10 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Purchase Agreement).

     7. WMB, BAFC and the Assignee hereby agree to the following modifications to the Purchase Agreement with respect to the Mortgage Loans:

          Section 3.1. Section 3.1(aa) is hereby modified by replacing the second sentence therein with the following:

          "If such Mortgage Loan had at the time of origination a Loan-to-Value Ratio in excess of 80%, the excess over 80% is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy."

     8. The Servicer hereby agrees to the following modifications to the Servicing Agreement with respect to the Mortgage Loans:

     a.   Article  1.  The   first  sentence  in  the  definition   of  "Monthly
          Remittance   Date"  is  hereby  replaced  in  its  entirety  with  the
          following:

          "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month."

     b. Section 3.2. Section 3.2(a) is modified by adding the following as the second paragraph of such section:

          "The Servicer shall provide to the Owner or any master servicer (the "Master Servicer") (i) the information set forth in Exhibit A, Exhibit B and Exhibit C in a mutually agreeable format and (ii) any other information the Master Servicer reasonably requires (provided, that, the Servicer shall have no obligation to provide to the Master Servicer any information pursuant to this clause (ii) which is unduly burdensome or costly for the Servicer to provide to the Master
          Servicer), in each case in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between the Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by the Servicer no later than the tenth (10th) calendar day of each month, or if such day is not a business day, the next business day, commencing on January 10, 2007 to enable the Master Servicer to provide such information to the securities administrator."

          The exhibits referenced in this Section 8(b) are attached to this Agreement on Exhibit B hereto.

     c. For purposes of clarification, the Servicing Fee Rate with respect to the WMB Mortgage Loans is equal to 0.375% per annum and the Servicing Fee Rate with respect to the Goldman Mortgage Loans is equal to 0.250% per annum.

     d. For purposes of clarification, WMB shall have no right to substitute for a Mortgage Loan in case of a material breach of a representation or warranty and shall be required to repurchase such Mortgage Loan as provided in Section 3.3(b) of the Purchase Agreement.

     9. Notwithstanding any provision in this Agreement to the contrary, it is understood that WMB is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by WMB in the Underlying Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     10. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2006-J

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     WMB's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Washington Mutual Bank
                  1301 Second Avenue
                  WMC 1401
                  Seattle, Washington 98101
                  Attention: General Counsel

     The Servicer's address for purposes of all notices and correspondence related to its role as Servicer of the Mortgage Loans is:

                  Washington Mutual Bank
                  7800 N. 113th Street
                  Milwaukee, Wisconsin 53224
                  Attention: Investor Reporting

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: BAFC 2006-J

     11. WMB hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of WMB, as they relate to the Mortgage Loans, under the Underlying Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Underlying Agreements to monitor and enforce the obligations of WMB thereunder, the right to terminate WMB under the Underlying Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by WMB under the Underlying Agreements, the right to receive all monthly reports and other data required to be delivered by WMB under the Underlying Agreements, the right to examine the books and records of WMB, the right to enforce the Owner's indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by WMB.

     Notwithstanding anything to the contrary herein, the Master Servicer hereby acknowledges and agrees that the Master Servicer's authority to enforce the obligations of WMB under the Servicing Agreement is solely in a representative capacity and that in no event shall the Master Servicer be entitled to receive indemnification rights from WMB, except as provided in Section 8.9(b) of the Servicing Agreement. Notwithstanding anything to the contrary herein, nothing shall limit the indemnification rights granted to the Assignor under the Servicing Agreement or to the Trustee as Assignee under this Agreement.

     12. Capitalized terms used by not defined herein shall have the meanings assigned to them in the Underlying Agreements.

     13. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     14. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     15. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, WMB or

BAFC may be  merged or  consolidated  shall,  without  the  requirement  for any
further  writing,   be  deemed  the  Assignor,   the  Assignee,   WMB  or  BAFC,
respectively, hereunder.

     16. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Underlying Agreements to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Underlying Agreements.

     17. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                        Bank of America, National Association,
                                        as Assignor


                                        By:    /s/ Scott Evans
                                            ----------------------------------
                                        Name:  Scott Evans
                                        Title: Principal


                                        U.S. Bank National Association,
                                        as Assignee


                                        By:    /s/ Melissa A. Rosal
                                            ----------------------------------
                                        Name:  Melissa A. Rosal
                                        Title: Vice President


                                        Banc of America Funding Corporation


                                        By:    /s/ Bruce W. Good
                                            --------------------------
                                        Name:  Bruce W. Good
                                        Title: Principal


                                        Washington Mutual Bank


                                        By:    /s/ Jason Laukaitis
                                            ----------------------------------
                                        Name:  Jason Laukaitis
                                        Title: Assistant Vice President






       [Assignment, Assumption and Recognition Agreement for BAFC 2006-J]

Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as master servicer


By:      /s/ Darron Woodus
   -------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President




       [Assignment, Assumption and Recognition Agreement for BAFC 2006-J]

                                   EXHIBIT A-1
                                   -----------


                         Schedule of WMB Mortgage Loans


       [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on January 3, 2007, with a filing date of January 3, 2097 and accession number
                             0001379414-07-000002]

                                   EXHIBIT A-2
                                   -----------

                       Schedule of Goldman Mortgage Loans


       [Please see the Free Writing Prospectus filed and accepted by the Securities and Exchange Commission on January 3, 2007, with a filing date of January 3, 2097 and accession number
                             0001379414-07-000002]

                                    EXHIBIT B
                                    ---------

                                    EXHIBIT A

                      REALIZED LOSS CALCULATION INFORMATION


WELLS FARGO BANK, N.A.
Form 332

--------------------------------------------------------------------------------
Calculation of Realized Loss
----------------------------

Purpose
-------

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution
------------

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date
--------

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
------------------------
The numbers on the form correspond with the numbers listed below.
1.     The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.    The total of lines 1 through 9.

Credits
-------

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)
-------------------------------------------

19.    The  total  derived  from  subtracting  line  18 from 10.   If the amount
       represents a realized gain, show the amount in parenthesis (  ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS
--------------------------------------------------------------------------------

            WELLS FARGO BANK, N.A. Trust: ___________________________
         Prepared by:  __________________                 Date:  _______________
         Phone:  ______________________

    -----------------------    ----------------------    -----------------------
    |  Servicer Loan No.  |    |   Servicer Name    |    |   Servicer Address  |
    |                     |    |                    |    |                     |
    |                     |    |                    |    |                     |
    -----------------------    ----------------------    -----------------------

         WELLS FARGO BANK, N.A.
         Loan No._____________________________
         Borrower's Name:_______________________________________________________
         Property
         Address:_______________________________________________________________
         Liquidation and Acquisition Expenses:
            Actual Unpaid Principal Balance of Mortgage Loan $_______________(1)
            Interest accrued at Net Rate                     ________________(2)
            Attorney's Fees                                  ________________(3)
            Taxes                                            ________________(4)
            Property Maintenance                             ________________(5)
            MI/Hazard Insurance Premiums                     ________________(6)
            Hazard Loss Expenses                             ________________(7)
            Accrued Servicing Fees                           ________________(8)
            Other (itemize)                                  ________________(9)
            _________________________________________        $__________________
            _________________________________________        ___________________
            _________________________________________        ___________________
            _________________________________________        ___________________
         Total Expenses                                      $______________(10)
         Credits:
            Escrow Balance                                   $______________(11)
            HIP Refund                                       _______________(12)
            Rental Receipts                                  _______________(13)
            Hazard Loss Proceeds                             _______________(14)
            Primary Mortgage Insurance Proceeds              _______________(15)
            Proceeds from Sale of Acquired Property          _______________(16)
            Other (itemize)                                  _______________(17)
            _________________________________________        ___________________
            _________________________________________        ___________________

         Total Credits                                       $______________(18)
Total Realized Loss (or Amount of Gain)                      $______________(19)

                                    EXHIBIT B

                       FORM OF SERVICER INFORMATION - WMB

    The following information will be e-mailed to the Master Servicer by WMB:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

In addition, a hard copy of the following information will be sent to the Master Servicer by WMB:

DELINQUENCIES:
              1-30
              31-60
              61-90
              91 +
         Foreclosures
         REO Properties

                                    EXHIBIT C

Standard File Layout - Scheduled/Scheduled


---------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal  Format Comment                   Max
                                                                                                                Size
---------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to                Text up to 10 digits               20
                             define a group of loans.
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan          Text up to 10 digits               10
                             by the investor.
---------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the          Text up to 10 digits               10
                             Servicer. This may be different than the
                             LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the               Maximum length of 30 (Last,        30
                             file.  It is not separated by first and            First)
                             last name.
---------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2     No commas(,) or dollar signs       11
                             interest payment that a borrower is                ($)
                             expected to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4     Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4     Max length of 6                     6
                             service fee rate as reported by the
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4     Max length of 6                     6
                             reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2     No commas(,) or dollar signs       11
                             reported by the Servicer.                          ($)
---------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2     No commas(,) or dollar signs       11
                             by the Servicer.                                   ($)
---------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4     Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4     Max length of 6                     6
                             calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2     No commas(,) or dollar signs       11
                             at the beginning of the processing cycle.          ($)
---------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2     No commas(,) or dollar signs       11
                             at the end of the processing cycle.                ($)
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle            MM/DD/YYYY                         10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2     No commas(,) or dollar signs       11
                             applied.                                           ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the           MM/DD/YYYY                         10
                             first curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2     No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                 ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2     No commas(,) or dollar signs       11
                             applied.                                           ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the           MM/DD/YYYY                         10
                             second curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2     No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                 ($)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2     No commas(,) or dollar signs       11
                             applied.                                           ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the           MM/DD/YYYY                         10
                             third curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2     No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                 ($)
---------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as            2     No commas(,) or dollar signs       11
                             reported by the Servicer.                          ($)
---------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the           MM/DD/YYYY                         10
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
                                                                                Action Code Key:                    2
ACTION_CODE                  The standard FNMA numeric code used to indicate    15=Bankruptcy, 30=Foreclosure,
                             the default/delinquent status of a particular      , 60=PIF, 63=Substitution,
                             loan.                                              65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2     No commas(,) or dollar signs       11
                             reported by the Servicer.                          ($)
---------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2     No commas(,) or dollar signs       11
                             if applicable.                                     ($)
---------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2     No commas(,) or dollar signs       11
                             applicable.                                        ($)
---------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2     No commas(,) or dollar signs       11
                             loss, if applicable.                               ($)
---------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2     No commas(,) or dollar signs       11
                             amount due at the beginning of the cycle           ($)
                             date to be passed through to investors.
---------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2     No commas(,) or dollar signs       11
                             investors at the end of a processing               ($)
                             cycle.
---------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2     No commas(,) or dollar signs       11
                             reported by the Servicer for the current           ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2     No commas(,) or dollar signs       11
                             the service fee amount for the current             ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2     No commas(,) or dollar signs       11
                             the Servicer for the current reporting             ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2     No commas(,) or dollar signs       11
                             service fee amount for the current                 ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2     No commas(,) or dollar signs       11
                             borrower prepays on his loan as reported           ($)
                             by the Servicer.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2     No commas(,) or dollar signs       11
                             loan waived by the servicer.                       ($)
---------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                  MM/DD/YYYY                         10
                             Modification for the loan.
---------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                             Varchar - value can be alpha       30
                                                                                or numeric
---------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2     No commas(,) or dollar signs       11
                             interest advances made by Servicer.                ($)
---------------------------------------------------------------------------------------------------------------------

                                   APPENDIX I
                                   ----------

                              Underlying Agreements
                              ---------------------

                Included as Exhibits 10.2(A) through (G) to the
               Current Report on Form 8-K pursuant to which this
           Assignment, Assumption and Recognition Agreement is filed.

                                   APPENDIX II
                                   -----------

                                   Goldman AAR
                                   -----------

                                Intentionally Omitted